Exhibit 5

                             ROBERT BRANTL, ESQ.
                             322 Fourth Street
                             Brooklyn, NY 11215
                                718-768-6045

September 15, 2004

Ultradata Systems, Incorporated
1240 Dielmann Industrial Court
St. Louis, MO 63132

Gentlemen:

With reference to the Registration Statement on Form S-8 which Ultradata Systems, Incorporated proposes to file with the Securities and Exchange Commission registering 223,000 common shares which may be offered and sold by Ultradata Systems, Incorporated under the 2004 Stock Grant Plan (the "Shares"), I am of the opinion that all proper corporate proceedings have been taken so that the Shares, upon sale and payment therefor in accordance with the Plan, will be legally issued, fully paid, and nonassessable.

I hereby consent to the filing of this opinion with the Securities and Exchange Commission in connection with the Registration Statement referred to above.

                                  Yours,


                                  /s/ Robert Brantl
                                  -----------------
                                  Robert Brantl

                      *       *       *       *       *

                                                          EXHIBIT 23.1

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We consent to the use in this Registration Statement on Form S-8 of our report dated February 20, 2004 with respect to the financial statements of Ultradata Systems, Incorporated for the year ended December 31, 2003.



                                      Webb & Company, P.A.

Boynton Beach, Florida
September 13, 2004


                         *       *       *       *       *

                                                            EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    We consent to the use in this Registration Statement on Form S-8 of our report dated February 7, 2003 with respect to the financial statements of Ultradata Systems, Incorporated for the year ended December 31, 2002.



                                  Weinberg & Company, P.A.

Boca Raton, Florida
September 13, 2004